Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the ordinary shares, no par value, of AquaVenture Holdings Limited, a business company incorporated under the laws of the British Virgin Islands, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 2 day of January, 2020.

ADVENT INTERNATIONAL CORPORATION

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

CULLIGAN INTERNATIONAL COMPANY

/s/ Frank John Griffith
Frank John Griffith
Vice President and General Counsel

AMBERJACK MERGER SUB LIMITED

/s/ Samuel Allen Hamood
Name:	Samuel Allen Hamood
Title:	Sole Director

ADVENT INTERNATIONAL GPE VIII LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-B-1 LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-B-2 LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-B-3 LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-B LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-C LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-D LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-F LIMITED PARTNERSHIP

ADVENT INTERNAIONAL GPE VIII-H LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-I LIMITED PARTNERSHIP ADVENT INTERNATIONAL VIII-J LIMITED PARTNERSHIP

By: GPE VIII GP S.À R.L., GENERAL PARTNER By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
Justin Nuccio, Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

ADVENT PARTNERS GPE VIII-A LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VIII-B CAYMAN LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VIII CAYMAN LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP

ADVENT PARTNERS GPE VIII LIMITED PARTNERSHIP

By: AP GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

ADVENT INTERNATIONAL GPE VIII-A LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-E LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-G LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-K LIMITED PARTNERSHIP

ADVENT INTERNATIONAL GPE VIII-L LIMITED PARTNERSHIP

By: GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER

By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

GPE VIII GP S.À R.L.

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
Justin Nuccio, Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

AP GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

GPE VIII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner

ADVENT INTERNATIONAL GPE VIII, LLC By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner